AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Agreement") is made and entered into as of February 15, 1996 by and among WESTAR AUTO FINANCE, L.L.C. (the "Company"), REPUBLIC LEASING INCORPORATED ("Republic") and BANK ONE, COLUMBUS, N.A., a national banking association (the "Lender").

                                    RECITALS

     The following recitals are representations with respect to certain factual matters that form the basis of this Agreement and are an integral part of this Agreement.

     A. The parties to this Agreement are parties to the Revolving Credit Agreement dated as of July 12, 1995 (the "Revolving Credit Agreement").

     B. Section 4.18 of the Revolving Credit Agreement provides that each Lease and, to the extent applicable, each Leased Vehicle will be originated by a dealer located in the states of Idaho, Oregon or Washington (or such other states as shall be mutually agreed to by the parties) in the ordinary course of business and in compliance with the Guarantor's normal lease contract underwriting policies and practices.

     C. The parties to this Agreement desire to amend the Revolving Credit Agreement to add states in which such dealers may be located.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the agreement and undertakings of the parties to amend the Revolving Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Terms used herein which are defined in the Revolving Credit Agreement shall have the meanings set forth in the Revolving Credit Agreement unless the context hereof otherwise clearly requires.

     2. Pursuant to Section 4.18 of the Revolving Credit Agreement, the parties mutually agree that a Lease, and, to the extent applicable, a Leased Vehicle, may be originated by a dealer located in the States of Montana and Utah in addition to the States of Idaho, Oregon or Washington.

     3. This agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first written.

BANK ONE COLUMBUS, N.A.                   WESTAR AUTO FINANCE, L.L.C.
                                          a Washington limited liability company


By: Robert N. Kent
    --------------------------
    (Signature)
    Robert N. Kent, Jr.,                  By: WESTAR AUTO HOLDING CO.,
       Vice President                        a Washington corporation, Manager



REPUBLIC LEASING INCORPORATED,             By: R W. Christensen
a Delaware corporation                         -------------------------------
                                               (Signature)
                                               Robert W. Christensen, Jr.
                                               President

By: R W. Christensen
    ---------------------------
    (Signature)
    Robert W. Christensen, Jr.
      President